UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22714

Eaton Vance Series Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

July 31

Date of Fiscal Year End

July 31, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Emerging Markets Debt Opportunities Fund

Annual Report

July 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report July 31, 2018

Eaton Vance

Emerging Markets Debt Opportunities Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	36

Federal Tax Information	37

Board of Trustees’ Contract Approval	38

Management and Organization	41

Important Notices	44

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Emerging markets debt produced negative returns for the 12-month period ended July 31, 2018. Factors contributing to the market weakness included rising U.S. interest rates, the growing threat of a trade war, slowing growth in Europe and China, and geopolitical tensions in Russia and Turkey.

At the outset of the period, emerging markets debt was continuing a long rise, as higher yields attracted investors amid strong global growth and moderating inflationary pressures. Congressional passage of President Trump’s tax reform package in the U.S. in December 2017 gave emerging markets another boost.

By March 2018, however, mixed signals began to creep into the market. With the U.S. Federal Reserve (the Fed) remaining committed to its rate-hiking cycle, expectations for future hikes adjusted upward to be more in line with the Fed’s plans. Meanwhile, emerging markets fundamentals turned mixed with higher oil prices helping commodity exporters, while Turkey and Argentina struggled with higher inflation. In addition, the North American Free Trade Agreement (NAFTA) negotiations and the July 1, 2018 presidential election weighed on Mexico; a trucker strike and turnover at the top of Petrobras stoked concerns in Brazil; and tensions grew between Russia and the West.

The market’s weakness turned into a full-fledged sell-off in April 2018, as deteriorating economic conditions along with several country-specific issues drove investors away from emerging markets debt. The negative sentiment was exacerbated by escalating trade tensions resulting from President Trump’s move to raise tariffs on major U.S. trading partners. In addition, the Chinese yuan was allowed to weaken by the People’s Bank of China, stoking concerns over the country’s slowing economy. In Turkey, President Erdogan’s call for snap elections kept markets on edge. When he and his party prevailed in the June 2018 election, his unorthodox comments about monetary policy made in May became an even bigger concern to investors. The sell-off continued through most of June before abating in July 2018.

Fund Performance

For the 12-month period ended July 31, 2018, Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) had a total return of 2.82% for Class A shares at net asset value

(NAV), outperforming the primary benchmark, the JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified2 (the Primary Index), which returned -2.50% for the same period. The Fund’s positive result was largely due to the strong performance out-of-benchmark positions in Central and Eastern Europe as well as Africa.

The Fund also outperformed the -1.03% return of its blended secondary benchmark consisting of 50% JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified, 25% JPMorgan Emerging Market Bond Index (EMBI) Global Diversified and 25% JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified (the Blended Benchmark). The Blended Benchmark is more representative of the Fund’s investment strategy and holdings than its Primary Benchmark.

The Fund’s outperformance of the Blended Benchmark was led by an out-of-benchmark position in Egypt. The government’s devaluation of the Egyptian currency in January 2017 and the subsequent large hike in rates by the central bank to contain inflation led to increased foreign investment, a stable currency and high yield, all of which drove returns. Another out-of-benchmark holding, Serbian local debt, contributed to relative Fund performance versus the Blended Benchmark. Serbia’s economy grew during the period, aided by government reforms and a stable currency. An out-of-benchmark position in Sri Lanka also aided relative Fund results, as the country’s debt markets benefited from strengthening economic growth and high yields.

Conversely, the Fund’s overweight position in Argentina detracted from Fund performance relative to the Blended Benchmark. The Argentine peso declined sharply in the spring of 2018 amid notable government deficits and high inflation. An overweight in Mexican interest rates also hurt relative results as uncertainty over NAFTA as well as the success of the left-wing party in national elections drove yields higher. An underweight in South Africa also dragged down relative Fund performance, after the victory of a reform-minded candidate in the African National Congress party election boosted investor perceptions about the future of the country.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/03/2015	02/04/2013	2.82%	3.74%	2.66%
Class A with 4.75% Maximum Sales Charge	—	—	–2.04	2.74	1.75
Class I at NAV	09/03/2015	02/04/2013	2.98	3.94	2.83
Class R6 at NAV	02/04/2013	02/04/2013	3.02	3.89	2.80
JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified	—	—	–2.50%	–0.92%	–2.45%
Blended Index	—	—	–1.03	2.15	0.76

% Total Annual Operating Expense Ratios[4]			Class A	Class I	Class R6
Gross			1.50%	1.25%	1.20%
Net			1.15	0.90	0.85

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	02/04/2013	$291,423	N.A.
Class R6	$1,000,000	02/04/2013	$1,163,358	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Fund Profile

Asset Allocation (% of net assets)5

Foreign Currency Exposure (% of net assets)6

Sri Lanka	8.9%	Uruguay	4.0%

Serbia	7.8	Turkey	2.3

Indonesia	7.5	Argentina	2.2

Nigeria	6.8	Brazil	1.5

Egypt	6.6	Other	1.9	*

Colombia	5.5	Euro	–8.1

Peru	4.7	Total Long	68.4

Thailand	4.4	Total Short	–8.1

Philippines	4.3	Total Net	60.3

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. JPMorgan Emerging Market Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified is an unmanaged index of USD-denominated emerging market corporate bonds. The Blended Index consists of 50% JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified, 25% JPMorgan Emerging Market Bond Index (EMBI) Global Diversified and 25% JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at net asset value (NAV) do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class A and Class I is linked to Class R6. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

The Gross expense ratio is as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense. Net expense ratios reflect a contractual expense reimbursement that continues through 11/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 – July 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (2/1/18)	Ending Account Value (7/31/18)	Expenses Paid During Period* (2/1/18 – 7/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$965.80	$5.61	**	1.15%
Class I	$1,000.00	$966.20	$4.39	**	0.90%
Class R6	$1,000.00	$966.20	$4.14	**	0.85%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$5.76	**	1.15%
Class I	$1,000.00	$1,020.30	$4.51	**	0.90%
Class R6	$1,000.00	$1,020.60	$4.26	**	0.85%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2018.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Portfolio of Investments

Foreign Government Bonds — 39.8%
Security		Principal Amount (000’s omitted)	Value

Albania — 0.5%
Albania Government Bond, 8.90%, 7/24/25	ALL	52,000	$565,276
Albania Government Bond, 8.93%, 4/23/25	ALL	4,735	52,071
Total Albania			$617,347

Angola — 0.2%
Republic of Angola, 8.25%, 5/9/28(1)	USD	200	$208,102
Total Angola			$208,102

Argentina — 1.5%
Argentina POM Politica Monetaria, 40.00%, (ARLLMONP), 6/21/20(2)	ARS	8,700	$318,462
Republic of Argentina, 4.50%, 6/21/19	USD	448	466,442
Republic of Argentina, 6.25%, 11/9/47	EUR	563	538,566
Republic of Argentina, 6.875%, 1/11/48	USD	503	396,369
Total Argentina			$1,719,839

Armenia — 1.8%
Republic of Armenia, 6.00%, 9/30/20(1)	USD	2,100	$2,165,919
Total Armenia			$2,165,919

Barbados — 0.9%
Government of Barbados, 6.625%, 12/5/35(1)(3)	USD	1,110	$612,942
Government of Barbados, 7.00%, 8/4/22(1)(3)	USD	116	63,997
Government of Barbados, 7.25%, 12/15/21(1)(3)	USD	684	377,021
Total Barbados			$1,053,960

Bosnia and Herzegovina — 0.3%
Republic of Srpska, 1.50%, 10/30/23	BAM	292	$164,735
Republic of Srpska, 1.50%, 6/9/25	BAM	68	37,897
Republic of Srpska, 1.50%, 9/25/26	BAM	379	209,636
Total Bosnia and Herzegovina			$412,268

Dominican Republic — 0.5%
Dominican Republic, 10.40%, 5/10/19(1)	DOP	9,700	$200,540
Dominican Republic, 10.50%, 4/7/23(1)	DOP	19,700	415,039
Total Dominican Republic			$615,579

El Salvador — 1.9%
Republic of El Salvador, 5.875%, 1/30/25(1)	USD	32	$30,723
Republic of El Salvador, 6.375%, 1/18/27(1)	USD	1,330	1,288,437
Republic of El Salvador, 7.65%, 6/15/35(1)	USD	109	109,545

Security		Principal Amount (000’s omitted)	Value

El Salvador (continued)
Republic of El Salvador, 7.75%, 1/24/23(1)	USD	61	$64,789
Republic of El Salvador, 8.25%, 4/10/32(1)	USD	461	484,931
Republic of El Salvador, 8.625%, 2/28/29(1)	USD	245	268,275
Total El Salvador			$2,246,700

Ethiopia — 0.2%
Federal Democratic Republic of Ethiopia, 6.625%, 12/11/24(1)	USD	270	$276,112
Total Ethiopia			$276,112

Fiji — 2.3%
Republic of Fiji, 6.625%, 10/2/20(1)	USD	2,649	$2,689,243
Total Fiji			$2,689,243

Indonesia — 5.7%
Indonesia Government Bond, 7.50%, 5/15/38	IDR	10,165,000	$659,950
Indonesia Government Bond, 8.25%, 5/15/36	IDR	44,820,000	3,114,353
Indonesia Government Bond, 8.75%, 5/15/31	IDR	40,094,000	2,914,013
Total Indonesia			$6,688,316

Peru — 4.6%
Peru Government Bond, 5.70%, 8/12/24	PEN	12,981	$4,167,771
Peru Government Bond, 6.35%, 8/12/28	PEN	668	218,445
Peru Government Bond, 8.20%, 8/12/26	PEN	2,849	1,044,844
Total Peru			$5,431,060

Serbia — 7.0%
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	227,010	$2,431,188
Serbia Treasury Bond, 5.875%, 2/8/28	RSD	61,840	664,478
Serbia Treasury Bond, 10.00%, 3/20/21	RSD	184,850	2,120,249
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	254,500	3,042,871
Total Serbia			$8,258,786

Seychelles — 0.2%
Republic of Seychelles, 8.00%, 1/1/26(1)	USD	266	$272,552
Total Seychelles			$272,552

Sri Lanka — 8.4%
Sri Lanka Government Bond, 8.50%, 5/1/19	LKR	57,000	$355,192
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	102,000	627,671
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	78,020	487,155
Sri Lanka Government Bond, 10.00%, 3/15/23	LKR	130,000	809,027

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	116,760	$727,313
Sri Lanka Government Bond, 10.60%, 9/15/19	LKR	59,000	374,334
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	22,000	141,002
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	93,000	600,028
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	84,000	543,197
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	137,970	888,879
Sri Lanka Government Bond, 11.00%, 5/15/30	LKR	53,000	337,750
Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	21,000	136,405
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	82,000	538,074
Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	69,000	453,391
Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	50,000	328,398
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	131,000	867,380
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	251,420	1,688,794
Total Sri Lanka			$9,903,990

Thailand — 1.3%
Thailand Government Bond, 1.25%, 3/12/28(1)(4)	THB	52,025	$1,480,390
Total Thailand			$1,480,390

Turkey — 2.3%
Republic of Turkey, 6.125%, 10/24/28	USD	1,900	$1,737,978
Republic of Turkey, 7.375%, 2/5/25	USD	900	917,088
Total Turkey			$2,655,066

Uruguay — 0.2%
Republic of Uruguay, 8.50%, 3/15/28(1)	UYU	7,458	$210,993
Total Uruguay			$210,993

Total Foreign Government Bonds (identified cost $47,545,950)			$46,906,222

Foreign Corporate Bonds — 7.7%
Security		Principal Amount (000’s omitted)	Value

Argentina — 1.0%
Banco Hipotecario SA, 36.333%, (Badlar + 2.50%), 1/12/20(1)(2)	ARS	19,880	$642,875
YPF SA, 36.75%, (Badlar + 4.00%), 7/7/20(1)(2)	USD	990	523,344
Total Argentina			$1,166,219

Security		Principal Amount (000’s omitted)	Value

Belarus — 0.4%
Eurotorg, LLC Via Bonitron DAC, 8.75%, 10/30/22(1)	USD	500	$505,000
Total Belarus			$505,000

Brazil — 1.0%
Unigel Luxembourg SA, 10.50%, 1/22/24(1)	USD	1,100	$1,149,500
Total Brazil			$1,149,500

Bulgaria — 0.5%
Eurohold Bulgaria AD, 6.50%, 12/7/22(1)	EUR	500	$579,506
Total Bulgaria			$579,506

China — 0.7%
CIFI Holdings Group Co., Ltd., 6.875%, 4/23/21(1)	USD	270	$267,366
KWG Property Holding, Ltd., 6.00%, 1/11/22(1)	USD	280	265,375
Times China Holdings, Ltd., 6.25%, 1/17/21(1)	USD	280	268,612
Total China			$801,353

Colombia — 1.0%
Frontera Energy Corp., 9.70%, 6/25/23(1)	USD	1,100	$1,149,500
Total Colombia			$1,149,500

El Salvador — 0.4%
AES El Salvador Trust II, 6.75%, 3/28/23(1)	USD	500	$472,500
Total El Salvador			$472,500

Honduras — 0.3%
Inversiones Atlantida SA, 8.25%, 7/28/22(1)	USD	340	$351,050
Total Honduras			$351,050

Indonesia — 0.2%
Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(1)	IDR	2,720,000	$180,385
Total Indonesia			$180,385

Mexico — 1.3%
Cydsa SAB de CV, 6.25%, 10/4/27(1)	USD	500	$482,642
Grupo Kaltex SA de CV, 8.875%, 4/11/22(1)	USD	1,195	994,551
Petroleos Mexicanos, 7.19%, 9/12/24(5)	MXN	1,420	67,453
Petroleos Mexicanos, 7.65%, 11/24/21	MXN	420	21,485
Total Mexico			$1,566,131

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Nigeria — 0.6%
SEPLAT Petroleum Development Co. PLC, 9.25%, 4/1/23(1)	USD	750	$752,813
Total Nigeria			$752,813

Russia — 0.3%
O1 Properties Finance PLC, 8.25%, 9/27/21(1)	USD	600	$399,523
Total Russia			$399,523

Total Foreign Corporate Bonds (identified cost $10,391,724)			$9,073,480

Sovereign Loans — 4.2%
Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.3%
Government of Barbados, Term Loan, 0.00%, Maturing December 20, 2019(2)(3)(6)	USD	880	$312,224
Total Barbados			$312,224

Ethiopia — 0.1%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 6.28%, (6 mo. USD LIBOR + 3.75%), Maturing August 2, 2021(2)(6)	USD	156	$151,492
Total Ethiopia			$151,492

Kenya — 0.1%
Government of Kenya, Term Loan, 7.50%, (6 mo. USD LIBOR + 5.00%), Maturing April 18, 2019(2)	USD	90	$90,225
Total Kenya			$90,225

Macedonia — 1.0%
Republic of Macedonia, Term Loan, 4.27%, (6 mo. EURIBOR + 4.50%), Maturing December 16, 2022(2)(7)	EUR	1,000	$1,208,233
Total Macedonia			$1,208,233

Nigeria — 0.9%
Bank of Industry Limited, Term Loan, 8.31%, (3 mo. USD LIBOR + 6.00%), Maturing May 21, 2021(2)(6)	USD	990	$1,009,568
Total Nigeria			$1,009,568

Borrower		Principal Amount (000’s omitted)	Value

Tanzania — 1.8%
Government of the United Republic of Tanzania, Term Loan, 7.53%, (3 mo. USD LIBOR + 5.20%), Maturing May 23, 2023(2)(6)	USD	1,400	$1,409,492
Government of the United Republic of Tanzania, Term Loan, 7.70%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(2)(6)	USD	725	738,368
Total Tanzania			$2,147,860

Total Sovereign Loans (identified cost $5,292,664)			$4,919,602

Short-Term Investments — 45.6%

Foreign Government Securities — 22.3%
Security		Principal Amount (000’s omitted)	Value

Argentina — 1.7%
Banco Central Del Argentina, 0.00%, 8/15/18	ARS	28,000	$994,814
Banco Central Del Argentina, 0.00%, 10/17/18	ARS	30,760	1,018,856
Total Argentina			$2,013,670

Egypt — 9.8%
Egypt Treasury Bill, 0.00%, 8/14/18	EGP	4,625	$258,456
Egypt Treasury Bill, 0.00%, 8/21/18	EGP	1,875	104,564
Egypt Treasury Bill, 0.00%, 1/15/19	EGP	66,400	3,437,580
Egypt Treasury Bill, 0.00%, 1/29/19	EGP	6,750	347,102
Egypt Treasury Bill, 0.00%, 4/2/19	EGP	24,475	1,221,485
Egypt Treasury Bill, 0.00%, 4/16/19	EGP	32,650	1,619,443
Egypt Treasury Bill, 0.00%, 4/23/19	EGP	45,375	2,235,030
Egypt Treasury Bill, 0.00%, 7/23/19	EGP	50,825	2,405,328
Total Egypt			$11,628,988

Kazakhstan — 0.2%
National Bank of Kazakhstan Note, 0.00%, 1/18/19	KZT	81,000	$224,463
Total Kazakhstan			$224,463

Nigeria — 6.8%
Nigeria OMO Bill, 0.00%, 8/16/18	NGN	93,955	$258,230
Nigeria OMO Bill, 0.00%, 8/16/18	NGN	9,430	25,918
Nigeria OMO Bill, 0.00%, 8/23/18	NGN	19,997	54,838
Nigeria OMO Bill, 0.00%, 8/23/18	NGN	29,709	81,478
Nigeria OMO Bill, 0.00%, 9/6/18	NGN	129,230	352,864

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Nigeria (continued)
Nigeria OMO Bill, 0.00%, 10/25/18	NGN	169,711	$456,683
Nigeria OMO Bill, 0.00%, 11/8/18	NGN	69,326	185,755
Nigeria OMO Bill, 0.00%, 11/22/18	NGN	56,510	150,764
Nigeria OMO Bill, 0.00%, 12/13/18	NGN	48,100	127,347
Nigeria Treasury Bill, 0.00%, 8/2/18	NGN	69,264	191,171
Nigeria Treasury Bill, 0.00%, 8/9/18	NGN	90,971	250,567
Nigeria Treasury Bill, 0.00%, 8/9/18	NGN	62,589	172,393
Nigeria Treasury Bill, 0.00%, 8/16/18	NGN	75,107	206,551
Nigeria Treasury Bill, 0.00%, 8/30/18	NGN	94,146	257,745
Nigeria Treasury Bill, 0.00%, 9/13/18	NGN	172,378	469,658
Nigeria Treasury Bill, 0.00%, 9/20/18	NGN	47,130	128,146
Nigeria Treasury Bill, 0.00%, 9/20/18	NGN	81,039	220,206
Nigeria Treasury Bill, 0.00%, 9/27/18	NGN	49,552	134,380
Nigeria Treasury Bill, 0.00%, 10/4/18	NGN	40,519	109,739
Nigeria Treasury Bill, 0.00%, 10/11/18	NGN	85,000	229,637
Nigeria Treasury Bill, 0.00%, 10/18/18	NGN	106,359	286,990
Nigeria Treasury Bill, 0.00%, 10/18/18	NGN	23,109	62,355
Nigeria Treasury Bill, 0.00%, 11/1/18	NGN	91,733	246,467
Nigeria Treasury Bill, 0.00%, 11/8/18	NGN	20,014	53,626
Nigeria Treasury Bill, 0.00%, 11/15/18	NGN	159,682	427,858
Nigeria Treasury Bill, 0.00%, 11/29/18	NGN	47,090	125,393
Nigeria Treasury Bill, 0.00%, 12/6/18	NGN	46,720	124,015
Nigeria Treasury Bill, 0.00%, 12/27/18	NGN	20,120	52,985
Nigeria Treasury Bill, 0.00%, 1/3/19	NGN	55,135	144,892
Nigeria Treasury Bill, 0.00%, 1/17/19	NGN	173,655	453,822
Nigeria Treasury Bill, 0.00%, 1/31/19	NGN	747,170	1,941,459
Total Nigeria			$7,983,932

Uruguay — 3.8%
Uruguay Treasury Bill, 0.00%, 8/31/18	UYU	1,341	$43,648
Uruguay Treasury Bill, 0.00%, 9/14/18	UYU	5,724	185,690
Uruguay Treasury Bill, 0.00%, 9/21/18	UYU	3,473	112,476
Uruguay Treasury Bill, 0.00%, 10/12/18	UYU	7,602	244,908
Uruguay Treasury Bill, 0.00%, 10/19/18	UYU	29,579	951,276
Uruguay Treasury Bill, 0.00%, 11/16/18	UYU	20,701	660,771
Uruguay Treasury Bill, 0.00%, 12/11/18	UYU	1,658	52,597
Uruguay Treasury Bill, 0.00%, 12/14/18	UYU	2,630	83,277
Uruguay Treasury Bill, 0.00%, 1/11/19	UYU	1,972	61,941
Uruguay Treasury Bill, 0.00%, 3/8/19	UYU	22,015	684,295
Uruguay Treasury Bill, 0.00%, 4/5/19	UYU	44,937	1,379,540
Total Uruguay			$4,460,419

Total Foreign Government Securities (identified cost $26,606,300)			$26,311,472

U.S. Treasury Obligations — 10.6%
Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 8/2/18	$2,725	$2,724,867
U.S. Treasury Bill, 0.00%, 8/9/18	2,725	2,723,913
U.S. Treasury Bill, 0.00%, 8/16/18	2,725	2,722,889
U.S. Treasury Bill, 0.00%, 8/23/18(8)	400	399,543
U.S. Treasury Bill, 0.00%, 9/27/18(8)	1,200	1,196,428
U.S. Treasury Bill, 0.00%, 10/25/18	2,725	2,712,421

Total U.S. Treasury Obligations (identified cost $12,480,045)		$12,480,061

Other — 12.7%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.16%(9)	14,969,048	$14,969,048

Total Other (identified cost $14,969,048)		$14,969,048

Total Short-Term Investments (identified cost $54,055,393)		$53,760,581

Total Investments — 97.3% (identified cost $117,285,731)		$114,659,885

Less Unfunded Loan Commitments — (0.1)%		$(130,005)

Net Investments — 97.2% (identified cost $117,155,726)		$114,529,880

Other Assets, Less Liabilities — 2.8%		$3,342,855

Net Assets — 100.0%		$117,872,735

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2018, the aggregate value of these securities is $20,204,092 or 17.1% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at July 31, 2018.

(3)	Issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(4)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Portfolio of Investments — continued

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At July 31, 2018, the aggregate value of these securities is $67,453 or 0.1% of the Fund’s net assets.

(6)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(7)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(8)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of July 31, 2018.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

BRL	1,800,000	USD	456,737	Deutsche Bank AG	8/2/18	$22,841	$—
BRL	3,400,000	USD	878,894	Goldman Sachs International	8/2/18	26,976	—
BRL	1,395,753	USD	361,547	Standard Chartered Bank	8/2/18	10,326	—
BRL	7,995,753	USD	2,129,418	Standard Chartered Bank	8/2/18	908	—
BRL	1,400,000	USD	377,511	Standard Chartered Bank	8/2/18	—	(4,506)
PEN	10,757,250	USD	3,286,262	Bank of America, N.A.	8/2/18	1,708	—
PEN	2,250,000	USD	688,073	Bank of America, N.A.	8/2/18	—	(358)
PEN	10,880,000	USD	3,327,217	Bank of America, N.A.	8/2/18	—	(1,729)
PEN	2,500,000	USD	760,803	BNP Paribas	8/2/18	3,325	—
PEN	2,700,000	USD	820,419	Deutsche Bank AG	8/2/18	4,840	—
PEN	10,880,000	USD	3,323,761	Deutsche Bank AG	8/2/18	1,727	—
PEN	3,307,250	USD	1,010,310	Standard Chartered Bank	8/2/18	556	—
PHP	111,730,000	USD	2,115,658	BNP Paribas	8/2/18	—	(11,713)
USD	479,374	BRL	1,800,000	Deutsche Bank AG	8/2/18	—	(204)
USD	905,484	BRL	3,400,000	Goldman Sachs International	8/2/18	—	(386)
USD	2,149,685	BRL	7,995,753	Standard Chartered Bank	8/2/18	19,359	—
USD	371,715	BRL	1,395,753	Standard Chartered Bank	8/2/18	—	(158)
USD	372,846	BRL	1,400,000	Standard Chartered Bank	8/2/18	—	(159)
USD	3,289,679	PEN	10,757,250	Bank of America, N.A.	8/2/18	1,709	—
USD	687,359	PEN	2,250,000	Bank of America, N.A.	8/2/18	—	(357)
USD	3,323,761	PEN	10,880,000	Bank of America, N.A.	8/2/18	—	(1,727)
USD	763,732	PEN	2,500,000	BNP Paribas	8/2/18	—	(397)
USD	824,830	PEN	2,700,000	Deutsche Bank AG	8/2/18	—	(429)
USD	3,315,153	PEN	10,880,000	Deutsche Bank AG	8/2/18	—	(10,335)
USD	1,010,341	PEN	3,307,250	Standard Chartered Bank	8/2/18	—	(525)
USD	1,224,163	PHP	65,030,000	BNP Paribas	8/2/18	—	(392)
USD	877,985	PHP	46,700,000	UBS AG	8/2/18	—	(1,405)
EUR	83,861	USD	98,117	Standard Chartered Bank	8/3/18	—	(47)
IDR	8,000,000,000	USD	556,909	Bank of America, N.A.	8/3/18	—	(2,156)
IDR	16,000,000,000	USD	1,106,348	Deutsche Bank AG	8/3/18	3,158	—
IDR	7,000,000,000	USD	484,966	Goldman Sachs International	8/3/18	443	—
USD	97,389	EUR	83,861	Standard Chartered Bank	8/3/18	—	(680)
USD	1,648,733	IDR	23,750,000,000	Goldman Sachs International	8/3/18	1,810	—
USD	178,716	IDR	2,575,300,000	Goldman Sachs International	8/3/18	134	—

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	323,643	IDR	4,674,700,000	Standard Chartered Bank	8/3/18	$—	$(520)
TRY	3,600,000	USD	742,144	Goldman Sachs International	8/6/18	—	(12,808)
TRY	2,979,000	USD	615,089	Standard Chartered Bank	8/6/18	—	(11,563)
TRY	3,250,000	USD	696,073	UBS AG	8/6/18	—	(37,645)
USD	324,402	EUR	276,694	UBS AG	8/6/18	757	—
RSD	60,000,000	EUR	508,130	Deutsche Bank AG	8/7/18	264	—
RSD	13,299,000	EUR	112,568	Deutsche Bank AG	8/7/18	128	—
COP	1,100,000,000	USD	380,755	Standard Chartered Bank	8/9/18	—	(309)
COP	2,135,000,000	USD	740,548	Standard Chartered Bank	8/9/18	—	(2,137)
EUR	112,608	USD	131,386	Standard Chartered Bank	8/16/18	424	—
KZT	55,056,590	USD	158,550	Goldman Sachs International	8/16/18	—	(468)
USD	313,800	KZT	105,280,000	Standard Chartered Bank	8/16/18	11,514	—
TRY	3,500,000	USD	710,062	Goldman Sachs International	8/27/18	—	(7,320)
COP	1,800,000,000	USD	625,869	Deutsche Bank AG	8/30/18	—	(3,826)
COP	1,350,000,000	USD	467,573	Goldman Sachs International	8/30/18	—	(1,041)
COP	29,283,000	USD	10,004	Standard Chartered Bank	8/30/18	115	—
COP	2,940,146,000	USD	1,012,883	UBS AG	8/30/18	3,171	—
COP	1,000,000,000	USD	344,353	UBS AG	8/30/18	1,227	—
IDR	1,985,619,717	USD	137,356	Standard Chartered Bank	8/30/18	120	—
COP	89,035,000	USD	30,728	Bank of America, N.A.	8/31/18	40	—
COP	86,789,000	USD	29,943	UBS AG	8/31/18	48	—
INR	50,000,000	USD	727,463	BNP Paribas	8/31/18	—	(27)
INR	77,040,676	USD	1,120,999	Goldman Sachs International	8/31/18	—	(156)
INR	109,150,000	USD	1,588,214	Goldman Sachs International	8/31/18	—	(221)
USD	727,463	INR	50,000,000	BNP Paribas	8/31/18	27	—
USD	711,072	INR	49,000,000	BNP Paribas	8/31/18	—	(1,815)
USD	438,276	INR	30,190,676	Deutsche Bank AG	8/31/18	—	(959)
USD	411,204	INR	28,340,000	Standard Chartered Bank	8/31/18	—	(1,106)
USD	827,382	INR	57,000,000	Standard Chartered Bank	8/31/18	—	(1,895)
USD	314,423	INR	21,660,000	UBS AG	8/31/18	—	(702)
IDR	23,750,000,000	USD	1,643,599	Goldman Sachs International	9/4/18	284	—
PEN	10,757,250	USD	3,285,058	Bank of America, N.A.	9/4/18	—	(1,604)
USD	3,322,543	PEN	10,880,000	Bank of America, N.A.	9/4/18	1,623	—
BRL	7,995,753	USD	2,141,108	Standard Chartered Bank	9/5/18	—	(19,070)
USD	561,344	EUR	475,953	Goldman Sachs International	9/7/18	3,337	—
COP	7,882,440,000	USD	2,778,246	Credit Agricole Corporate and Investment Bank	9/10/18	—	(55,564)
COP	175,162,000	USD	59,650	Credit Agricole Corporate and Investment Bank	9/24/18	812	—
COP	145,555,000	USD	49,629	Credit Agricole Corporate and Investment Bank	9/24/18	613	—
MXN	8,149,768	USD	393,720	Goldman Sachs International	9/24/18	39,790	—
MXN	5,500,000	USD	265,708	Goldman Sachs International	9/24/18	26,853	—
ARS	17,087,000	USD	588,497	BNP Paribas	10/2/18	—	(1,618)
UGX	381,024,000	USD	96,633	Standard Chartered Bank	10/10/18	5,167	—
ARS	11,894,000	USD	402,096	BNP Paribas	10/22/18	—	(1,566)

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,386,347	ARS	42,380,636	Goldman Sachs International	10/22/18	$—	$(40,819)
PHP	37,000,000	USD	689,013	Deutsche Bank AG	10/23/18	6,111	—
PHP	112,200,000	USD	2,078,933	Standard Chartered Bank	10/23/18	28,984	—
PHP	11,500,000	USD	213,894	Standard Chartered Bank	10/23/18	2,158	—
PHP	65,030,000	USD	1,217,745	BNP Paribas	11/5/18	2,894	—
PHP	46,700,000	USD	873,261	UBS AG	11/5/18	3,316	—
THB	70,000,000	USD	2,208,202	Bank of America, N.A.	11/9/18	—	(98,106)
THB	8,000,000	USD	239,952	Deutsche Bank AG	11/9/18	1,202	—
THB	22,000,000	USD	662,800	Deutsche Bank AG	11/9/18	373	—
THB	23,000,000	USD	693,816	Deutsche Bank AG	11/9/18	—	(499)
THB	22,500,000	USD	676,590	Goldman Sachs International	11/9/18	1,655	—
THB	24,000,000	USD	725,689	Goldman Sachs International	11/9/18	—	(2,228)
USD	1,524,538	THB	48,411,719	Deutsche Bank AG	11/9/18	65,204	—
USD	113,958	EUR	95,219	Deutsche Bank AG	11/15/18	1,715	—
USD	53,372	EUR	44,977	Deutsche Bank AG	11/15/18	354	—
USD	45,992	EUR	38,905	Deutsche Bank AG	11/15/18	131	—
USD	117,774	EUR	100,745	Deutsche Bank AG	11/15/18	—	(983)
USD	8,064,253	EUR	6,759,359	Standard Chartered Bank	11/29/18	86,942	—
USD	598,313	EUR	500,000	Standard Chartered Bank	12/6/18	7,869	—
USD	476,637	EUR	398,318	Standard Chartered Bank	12/6/18	6,269	—
USD	436,050	EUR	364,400	Standard Chartered Bank	12/6/18	5,735	—
USD	501,335	EUR	421,000	Goldman Sachs International	12/13/18	3,888	—
UGX	982,030,000	USD	241,582	Standard Chartered Bank	1/7/19	16,545	—
USD	99,431	EUR	83,861	Standard Chartered Bank	1/17/19	48	—
MAD	810,000	USD	84,375	BNP Paribas	1/22/19	304	—
MAD	811,000	USD	85,055	BNP Paribas	1/22/19	—	(272)
TRY	560,801	USD	134,549	Deutsche Bank AG	1/28/19	—	(29,421)
TRY	561,000	USD	134,565	Standard Chartered Bank	1/28/19	—	(29,399)
USD	83,679	KZT	28,660,000	Deutsche Bank AG	1/28/19	3,964	—
USD	31,182	KZT	10,680,000	Deutsche Bank AG	1/28/19	1,477	—
USD	134,485	TRY	560,801	Deutsche Bank AG	1/28/19	29,356	—
USD	134,694	TRY	561,000	Standard Chartered Bank	1/28/19	29,528	—
UAH	15,446,000	USD	507,925	Bank of America, N.A.	1/29/19	26,560	—
USD	528,973	UAH	15,446,000	Goldman Sachs International	1/29/19	—	(5,512)
UAH	18,422,500	USD	628,754	Goldman Sachs International	1/30/19	8,510	—
USD	630,476	UAH	18,422,500	Goldman Sachs International	1/30/19	—	(6,789)
TRY	1,700,000	USD	373,427	Standard Chartered Bank	4/9/19	—	(65,531)
USD	369,000	TRY	1,714,632	Standard Chartered Bank	4/9/19	58,454	—
TRY	5,109,000	USD	1,112,151	Goldman Sachs International	2/3/20	—	(303,394)
USD	1,014,484	TRY	5,148,000	Goldman Sachs International	2/3/20	199,553	—
TRY	560,801	USD	121,702	Deutsche Bank AG	2/10/20	—	(33,189)
TRY	561,000	USD	121,877	Standard Chartered Bank	2/10/20	—	(33,333)
USD	111,144	TRY	564,000	Deutsche Bank AG	2/10/20	22,126	—
USD	111,199	TRY	564,000	Standard Chartered Bank	2/10/20	22,181	—
TRY	716,199	USD	155,577	Standard Chartered Bank	2/14/20	—	(42,727)

13	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

TRY	9,000,000	USD	1,952,701	Standard Chartered Bank	2/14/20	$—	$(534,594)
USD	1,923,513	TRY	9,802,300	Standard Chartered Bank	2/14/20	378,990	—
TRY	5,000,000	USD	1,018,953	Bank of America, N.A.	3/20/20	—	(242,556)
USD	980,000	TRY	5,033,770	Bank of America, N.A.	3/20/20	198,359	—

						$1,416,889	$(1,670,955)

Futures Contracts

Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
5-Year USD Deliverable Interest Rate Swap	6	Short	Sep-18	$(578,766)	$41
10-Year USD Deliverable Interest Rate Swap	2	Short	Sep-18	(190,000)	(252)

					$(211)

Centrally Cleared Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	BRL	1,571	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.95% (pays upon termination)	1/2/20	$(7,401)
CME Group, Inc.	BRL	2,497	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.86% (pays upon termination)	1/2/20	(11,128)
CME Group, Inc.	BRL	2,861	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.59% (pays upon termination)	1/2/20	(9,800)
CME Group, Inc.	BRL	6,377	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.75% (pays upon termination)	1/2/20	(25,238)
CME Group, Inc.	BRL	6,450	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.01% (pays upon termination)	1/2/20	(32,321)
CME Group, Inc.	BRL	6,738	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.26% (pays upon termination)	1/2/20	(12,538)
CME Group, Inc.	BRL	10,654	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.80% (pays upon termination)	1/2/20	(44,147)

14	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	BRL	14,844	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.44% (pays upon termination)	1/2/20	$(39,995)
CME Group, Inc.	BRL	43,270	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.37% (pays upon termination)	1/2/20	(99,485)
CME Group, Inc.	BRL	649	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.06% (pays upon termination)	1/2/23	7,010
CME Group, Inc.	BRL	833	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.16% (pays upon termination)	1/2/23	10,294
CME Group, Inc.	BRL	2,133	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.06% (pays upon termination)	1/2/23	23,581
CME Group, Inc.	BRL	2,157	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.24% (pays upon termination)	1/2/23	28,593
CME Group, Inc.	BRL	3,569	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.09% (pays upon termination)	1/2/23	40,616
CME Group, Inc.	BRL	4,497	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.72% (pays upon termination)	1/2/23	31,018
CME Group, Inc.	BRL	23,000	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.00% (pays upon termination)	1/2/23	(259,376)
LCH.Clearnet	EUR	75	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.60% (pays annually)(1)	5/18/48	(778)
LCH.Clearnet	EUR	400	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.00% (pays annually)(1)	3/21/23	(3,169)
LCH.Clearnet	EUR	32	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.47% (pays annually)	4/5/48	223
LCH.Clearnet	EUR	100	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.49% (pays annually)	4/18/48	257
LCH.Clearnet	EUR	11	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.54% (pays annually)	5/29/48	(104)
LCH.Clearnet	EUR	37	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.50% (pays annually)	6/4/48	113
LCH.Clearnet	USD	600	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.64% (pays semi-annually)	3/8/21	171
LCH.Clearnet	USD	275	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.86% (pays semi-annually)	5/16/21	234

15	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	USD	345	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.87% (pays semi-annually)	5/16/21	$287
LCH.Clearnet	USD	260	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.88% (pays semi-annually)	6/26/21	369
LCH.Clearnet	USD	1,916	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.87% (pays semi-annually)	9/18/22	73,740
LCH.Clearnet	USD	440	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.07% (pays semi-annually)	10/20/22	13,128
LCH.Clearnet	USD	420	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.69% (pays semi-annually)	2/6/23	2,031
LCH.Clearnet	USD	645	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.64% (pays semi-annually)	2/12/23	4,513
LCH.Clearnet	USD	1,100	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.66% (pays semi-annually)	2/12/23	1,394
LCH.Clearnet	USD	600	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.79% (pays semi-annually)	3/14/23	205
LCH.Clearnet	USD	1,000	Receives	3-month USD-LIBOR-BBA (pays quarterly)	3.02% (pays semi-annually)	5/17/23	(3,037)
LCH.Clearnet	USD	235	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.88% (pays semi-annually)	7/10/23	977
LCH.Clearnet	USD	200	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.88% (pays semi-annually)	7/11/23	670
LCH.Clearnet	USD	200	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.90% (pays semi-annually)	7/19/23	672
LCH.Clearnet	USD	300	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.95% (pays semi-annually)	7/27/23	222
LCH.Clearnet	USD	2,110	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.18% (pays semi-annually)	9/19/27	129,790
LCH.Clearnet	USD	410	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.32% (pays semi-annually)	10/4/27	20,218
LCH.Clearnet	USD	160	Receives	3-month USD-LIBOR-BBA (pays quarterly)	3.02% (pays semi-annually)	5/10/28	(1,187)
LCH.Clearnet	USD	1,614	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.88% (pays semi-annually)	6/1/28	17,573
LCH.Clearnet	USD	101	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.92% (pays semi-annually)	4/16/48	1,651
LCH.Clearnet	USD	105	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.91% (pays semi-annually)	4/17/48	1,976
LCH.Clearnet	USD	27	Receives	3-month USD-LIBOR-BBA (pays quarterly)	3.12% (pays semi-annually)	5/18/48	(240)
LCH.Clearnet	USD	32	Receives	3-month USD-LIBOR-BBA (pays quarterly)	3.02% (pays semi-annually)	5/29/48	100

							$(138,318)

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

16	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Portfolio of Investments — continued

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	MXN	2,844	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.63% (pays monthly)	3/19/24	$(9,363)
Bank of America, N.A.	THB	70,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.81% (pays semi-annually)	1/15/23	(27,275)
Standard Chartered Bank	MYR	2,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.93% (pays quarterly)	7/19/23	1,142
Standard Chartered Bank	MYR	4,700	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	(79)

							$(35,575)

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Argentina	Goldman Sachs International	$535	5.00% (pays quarterly)(1)	6/20/23	4.18%	$21,183	$(52,003)	$(30,820)
Argentina	Goldman Sachs International	536	5.00% (pays quarterly)(1)	6/20/23	4.18	21,183	(53,931)	(32,748)
Bahamas	Deutsche Bank AG	600	1.00% (pays quarterly)(1)	6/20/22	1.74	(15,239)	41,929	26,690
Turkey	Goldman Sachs International	1,750	1.00% (pays quarterly)(1)	12/20/27	3.78	(327,889)	237,398	(90,491)

Total		$3,421				$(300,762)	$173,393	$(127,369)

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At July 31, 2018, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $3,421,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

ARLLMONP	–	Argentina Blended Policy Rate
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate

17	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Portfolio of Investments — continued

Currency Abbreviations:

ALL	–	Albanian Lek
ARS	–	Argentine Peso
BAM	–	Bosnia-Herzegovina Convertible Mark
BRL	–	Brazilian Real
COP	–	Colombian Peso
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
KZT	–	Kazakhstani Tenge
LKR	–	Sri Lankan Rupee
MAD	–	Moroccan Dirham

MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
RSD	–	Serbian Dinar
THB	–	Thai Baht
TRY	–	New Turkish Lira
UAH	–	Ukrainian Hryvnia
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso

18	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Statement of Assets and Liabilities

Assets	July 31, 2018
Unaffiliated investments, at value (identified cost, $102,186,678)	$99,560,832
Affiliated investment, at value (identified cost, $14,969,048)	14,969,048
Deposits for derivatives collateral —
Financial futures contracts	38,140
Centrally cleared swap contracts	583,408
Foreign currency, at value (identified cost, $1,720,952)	1,724,464
Interest and dividends receivable	1,501,573
Dividends receivable from affiliated investment	21,419
Receivable for Fund shares sold	1,160,689
Receivable for open forward foreign currency exchange contracts	1,416,889
Receivable for open swap contracts	27,832
Premium paid on open non-centrally cleared swap contracts	105,934
Tax reclaims receivable	18,811
Receivable from affiliate	33,578
Total assets	$121,162,617

Liabilities
Payable for Fund shares redeemed	$40,916
Payable for variation margin on open financial futures contracts	104
Payable for variation margin on open centrally cleared swap contracts	47,820
Payable for open forward foreign currency exchange contracts	1,670,955
Payable for open swap contracts	190,776
Premium received on open non-centrally cleared swap contracts	279,327
Due to custodian	783,436
Payable to affiliate:
Investment adviser and administration fee	61,458
Distribution and service fees	964
Accrued foreign capital gains taxes	13,510
Accrued expenses	200,616
Total liabilities	$3,289,882
Net Assets	$117,872,735

Sources of Net Assets
Common shares, $0.001 par value, 1,000,000,000 shares authorized (see Note 7), 13,077,412 shares issued and outstanding	$13,077
Additional paid-in capital	123,019,324
Accumulated distributions in excess of net investment income	(1,870,665)
Accumulated net realized loss	(12,879)
Net unrealized depreciation	(3,276,122)
Total	$117,872,735

19	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Statement of Assets and Liabilities — continued

Class A Shares	July 31, 2018
Net Assets	$4,839,644
Shares Outstanding	537,394
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares outstanding)	$9.01
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.46

Class I Shares
Net Assets	$38,756,025
Shares Outstanding	4,289,814
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares outstanding)	$9.03

Class R6 Shares
Net Assets	$74,277,066
Shares Outstanding	8,250,204
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares outstanding)	$9.00

On sales of $50,000 or more, the offering price of Class A shares is reduced.

20	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Statement of Operations

Investment Income	Year Ended July 31, 2018
Interest (net of foreign taxes, $312,332)	$7,767,076
Dividends from affiliated investment	189,186
Total investment income	$7,956,262

Expenses
Investment adviser and administration fee	$608,917
Distribution and service fees
Class A	5,450
Directors’ fees and expenses	4,722
Custodian fee	203,448
Transfer and dividend disbursing agent fees	18,671
Legal and accounting services	127,892
Printing and postage	15,592
Registration fees	64,607
Miscellaneous	39,821
Total expenses	$1,089,120
Deduct —
Allocation of expenses to affiliate	$272,922
Total expense reductions	$272,922

Net expenses	$816,198

Net investment income	$7,140,064

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $9,345)	$(1,267,988)
Investment transactions — affiliated investment	1,222
Financial futures contracts	14,704
Swap contracts	(388,863)
Foreign currency transactions	(477,680)
Forward foreign currency exchange contracts	391,111
Net realized loss	$(1,727,494)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $20,420 in accrued foreign capital gains taxes)	$(3,758,545)
Financial futures contracts	(36,418)
Swap contracts	(101,176)
Foreign currency	(77,787)
Forward foreign currency exchange contracts	185,552
Net change in unrealized appreciation (depreciation)	$(3,788,374)

Net realized and unrealized loss	$(5,515,868)

Net increase in net assets from operations	$1,624,196

21	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Statements of Changes in Net Assets

	Year Ended July 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$7,140,064	$4,517,535
Net realized gain (loss)	(1,727,494)	3,305,250
Net change in unrealized appreciation (depreciation)	(3,788,374)	(1,529,271)
Net increase in net assets from operations	$1,624,196	$6,293,514
Distributions to shareholders —
From net investment income
Class A	$(145,243)	$(12,453)
Class I	(1,216,052)	(36,032)
Class R6	(5,231,531)	(5,617,516)
Tax return of capital
Class A	(28,155)	—
Class I	(237,022)	—
Class R6	(669,095)	—
Total distributions to shareholders	$(7,527,098)	$(5,666,001)
Transactions in common shares —
Proceeds from sale of shares
Class A	$9,114,427	$295,438
Class I	47,866,531	1,012,850
Class R6	3,303,838	4,289,587
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	161,522	12,407
Class I	1,453,048	36,032
Class R6	5,537,410	4,405,618
Cost of shares redeemed
Class A	(4,504,089)	(23,852)
Class I	(9,722,348)	(42,881)
Class R6	(1,809,618)	(2,723,022)
Net increase in net assets from Fund share transactions	$51,400,721	$7,262,177

Net increase in net assets	$45,497,819	$7,889,690

Net Assets
At beginning of year	$72,374,916	$64,485,226
At end of year	$117,872,735	$72,374,916

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(1,870,665)	$95,910

22	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Financial Highlights

	Class A
	Year Ended July 31,			Period Ended July 31, 2016(1)
	2018	2017
Net asset value — Beginning of period	$9.460	$9.400		$8.730

Income (Loss) From Operations
Net investment income(2)	$0.675	$0.608		$0.544
Net realized and unrealized gain (loss)	(0.399)	0.214		0.244

Total income from operations	$0.276	$0.822		$0.788

Less Distributions
From net investment income	$(0.646)	$(0.762)		$(0.118)
Tax return of capital	(0.080)	—		—

Total distributions	$(0.726)	$(0.762)		$(0.118)

Net asset value — End of period	$9.010	$9.460		$9.400

Total Return(3)(4)	2.82%	9.18%		9.16	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,840	$330		$45
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.15%	1.16	%(6)	1.15	%(7)
Net investment income	7.19%	6.46%		6.74	%(7)
Portfolio Turnover	80%	70%		85	%(8)

(1)	For the period from commencement of operations on September 3, 2015 to July 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.29%, 0.34% and 1.15% of average daily net assets for the years ended July 31, 2018, 2017 and the period from commencement of operations on September 3, 2015 to July 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes interest expense of 0.01% for the year ended July 31, 2017.

(7)	Annualized.

(8)	For the year ended July 31, 2016.

23	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Financial Highlights — continued

	Class I
	Year Ended July 31,			Period Ended July 31, 2016(1)
	2018	2017
Net asset value — Beginning of period	$9.490	$9.420		$8.730

Income (Loss) From Operations
Net investment income(2)	$0.705	$0.649		$0.560
Net realized and unrealized gain (loss)	(0.413)	0.204		0.270

Total income from operations	$0.292	$0.853		$0.830

Less Distributions
From net investment income	$(0.669)	$(0.783)		$(0.140)
Tax return of capital	(0.083)	—		—

Total distributions	$(0.752)	$(0.783)		$(0.140)

Net asset value — End of period	$9.030	$9.490		$9.420

Total Return(3)(4)	2.98%	9.51%		9.67	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,756	$1,060		$34
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.90%	0.91	%(6)	0.90	%(7)
Net investment income	7.48%	6.90%		6.84	%(7)
Portfolio Turnover	80%	70%		85	%(8)

(1)	For the period from commencement of operations on September 3, 2015 to July 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.29%, 0.34% and 1.15% of average daily net assets for the years ended July 31, 2018, 2017 and the period from commencement of operations on September 3, 2015 to July 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes interest expense of 0.01% for the year ended July 31, 2017.

(7)	Annualized.

(8)	For the year ended July 31, 2016.

24	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Financial Highlights — continued

	Class R6
	Year Ended July 31,
	2018	2017		2016		2015	2014
Net asset value — Beginning of year	$9.460	$9.390		$9.060		$9.880	$9.610

Income (Loss) From Operations
Net investment income(1)	$0.725	$0.625		$0.591		$0.546	$0.452
Net realized and unrealized gain (loss)	(0.431)	0.230		(0.119	)(2)	(1.005)	0.169

Total income (loss) from operations	$0.294	$0.855		$0.472		$(0.459)	$0.621

Less Distributions
From net investment income	$(0.670)	$(0.785)		$(0.142)		$(0.361)	$(0.329)
From net realized gain	—	—		—		—	(0.022)
Tax return of capital	(0.084)	—		—		—	—

Total distributions	$(0.754)	$(0.785)		$(0.142)		$(0.361)	$(0.351)

Net asset value — End of year	$9.000	$9.460		$9.390		$9.060	$9.880

Total Return(3)(4)	3.02%	9.57%		5.37%		(4.55)%	6.64%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$74,277	$70,985		$64,407		$48,141	$50,478
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.85%	0.86	%(6)	0.85%		0.85%	0.85%
Net investment income	7.64%	6.65%		6.68%		5.82%	4.66%
Portfolio Turnover	80%	70%		85%		74%	90%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.29%, 0.34%, 0.49%, 0.43% and 1.01% of average daily net assets for the years ended July 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01% for the year ended July 31, 2017.

25	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) is a non-diversified series of Eaton Vance Series Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. Effective September 3, 2015, the Fund designated its existing shares as Class R6 and established two new classes of shares named Class A and Class I. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

26

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Notes to Financial Statements — continued

D  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of July 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At July 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — The Corporation’s Articles of Incorporation provide that no Director or officer of the Corporation shall be liable, to the fullest extent permitted by Maryland law and the 1940 Act, to the Corporation or to its shareholders for money damages. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

27

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Notes to Financial Statements — continued

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 12. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended July 31, 2018 and July 31, 2017 was as follows:

	Year Ended July 31,
	2018	2017

Distributions declared from:
Ordinary income	$6,592,826	$5,666,001
Tax return of capital	$934,272	$—

During the year ended July 31, 2018, accumulated net realized loss was decreased by $2,513,813 and accumulated undistributed net investment income was decreased by $2,513,813 due to differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes, paydown gain (loss), swap contracts, premium amortization, accretion of market discount, investments in partnerships and dividend redesignations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of July 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Late year ordinary losses	$(4,336,821)
Net unrealized depreciation	$(822,845)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, futures contracts, swap contracts, investments in partnerships, premium amortization, accretion of market discount and tax straddle transactions.

28

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Notes to Financial Statements — continued

At July 31, 2018, the Fund had a late year ordinary loss of $4,336,821 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at July 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$115,140,558

Gross unrealized appreciation	$1,785,589
Gross unrealized depreciation	(2,513,698)

Net unrealized depreciation	$(728,109)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended July 31, 2018, the investment adviser and administration fee amounted to $608,917 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.15%, 0.90% and 0.85% of the Fund’s average daily net assets for Class A, Class I and Class R6, respectively. This agreement may be changed or terminated after November 30, 2018. Pursuant to this agreement, EVM was allocated $272,922 of the Fund’s operating expenses for the year ended July 31, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended July 31, 2018, EVM earned $778 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,564 as its portion of the sales charge on sales of Class A shares for the year ended July 31, 2018. EVD also received distribution and service fees from Class A shares (see Note 4).

Directors and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Directors of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Directors Deferred Compensation Plan. For the year ended July 31, 2018, no significant amounts have been deferred. Certain officers and Directors of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended July 31, 2018 amounted to $5,450 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended July 31, 2018, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $52,650,447 and $47,673,891, respectively, for the year ended July 31, 2018.

29

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Notes to Financial Statements — continued

Included in sales are proceeds of $2,252,006 from the sale of securities by the Fund to investment companies advised by EVM or its affiliates that resulted in a net realized gain of $208,379. Such transactions were executed in accordance with affiliated transaction procedures approved by the Fund’s Directors.

7  Common Shares

The Corporation’s Articles of Incorporation permit the Directors to issue one billion full and fractional common shares of the Fund ($0.001 par value per share). The Corporation’s authorized shares are subdivided into 300 million shares for each of Class A, Class I and Class R6 and 100 million shares for Class C, which has not commenced operations. Transactions in Fund shares were as follows:

	Year Ended July 31,
Class A	2018	2017

Sales	968,809	31,196
Issued to shareholders electing to receive payments of distributions in Fund shares	17,293	1,330
Redemptions	(483,551)	(2,480)

Net increase	502,551	30,046

	Year Ended July 31,
Class I	2018	2017

Sales	5,059,206	108,945
Issued to shareholders electing to receive payments of distributions in Fund shares	155,112	3,846
Redemptions	(1,036,263)	(4,593)

Net increase	4,178,055	108,198

	Year Ended July 31,
Class R6	2018	2017

Sales	349,799	461,541
Issued to shareholders electing to receive payments of distributions in Fund shares	587,052	473,661
Redemptions	(190,805)	(289,366)

Net increase	746,046	645,836

At July 31, 2018, Eaton Vance Short Duration Strategic Income Fund, an Eaton Vance collective investment trust and donor advised funds (established and maintained by a public charity) managed by EVM owned in the aggregate 63.0% of the value of the outstanding shares of the Fund.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at July 31, 2018 is included in the Portfolio of Investments. At July 31, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

30

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Notes to Financial Statements — continued

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including interest rate futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At July 31, 2018, the fair value of derivatives with credit-related contingent features in a liability position was $2,050,800. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $652,740 at July 31, 2018.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

31

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2018 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized depreciation*	$—	$—	$411,667	$411,667
Receivable for open forward foreign currency exchange contracts	—	1,416,889	—	1,416,889
Receivable/Payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	42,366	—	1,142	43,508

Total Asset Derivatives	$42,366	$1,416,889	$412,809	$1,872,064

Derivatives not subject to master netting or similar agreements	$—	$—	$411,667	$411,667

Total Asset Derivatives subject to master netting or similar agreements	$42,366	$1,416,889	$1,142	$1,460,397

	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized depreciation*	$—	$—	$(550,196)	$(550,196)
Payable for open forward foreign currency exchange contracts	—	(1,670,955)	—	(1,670,955)
Payable/Receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	(343,128)	—	(36,717)	(379,845)

Total Liability Derivatives	$(343,128)	$(1,670,955)	$(586,913)	$(2,600,996)

Derivatives not subject to master netting or similar agreements	$—	$—	$(550,196)	$(550,196)

Total Liability Derivatives subject to master netting or similar agreements	$(343,128)	$(1,670,955)	$(36,717)	$(2,050,800)

*

For futures contracts and centrally cleared swap contracts, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared swap contracts, as applicable.

32

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of July 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$229,999	$(229,999)	$—	$—	$—
BNP Paribas	6,550	(6,550)	—	—	—
Credit Agricole Corporate and Investment Bank	1,425	(1,425)	—	—	—
Deutsche Bank AG	164,971	(95,084)	—	—	69,887
Goldman Sachs International	355,599	(355,599)	—	—	—
Standard Chartered Bank	693,334	(693,334)	—	—	—
UBS AG	8,519	(8,519)	—	—	—

	$1,460,397	$(1,390,510)	$—	$—	$69,887

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(385,231)	$229,999	$109,874	$—	$(45,358)
BNP Paribas	(17,800)	6,550	—	—	(11,250)
Credit Agricole Corporate and Investment Bank	(55,564)	1,425	54,139	—	—
Deutsche Bank AG	(95,084)	95,084	—	—	—
Goldman Sachs International	(709,031)	355,599	263,699	—	(89,733)
Standard Chartered Bank	(748,338)	693,334	55,004	—	—
UBS AG	(39,752)	8,519	—	—	(31,233)

	$(2,050,800)	$1,390,510	$482,716	$—	$(177,574)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

33

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended July 31, 2018 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Financial futures contracts	$—	$—	$14,704
Swap contracts	49,178	—	(438,041)

Forward foreign currency exchange contracts	—	391,111	—

Total	$49,178	$391,111	$(423,337)

Change in unrealized appreciation (depreciation) —
Financial futures contracts	$—	$—	$(36,418)
Swap contracts	(137,227)	—	36,051

Forward foreign currency exchange contracts	—	185,552	—

Total	$(137,227)	$185,552	$(367)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended July 31, 2018, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$3,608,000	$47,684,000	$48,704,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended July 31, 2018.

10  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At July 31, 2018, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $783,436. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at July 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 12) at July 31, 2018. The Fund’s average overdraft advances during the year ended July 31, 2018 were not significant.

34

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Notes to Financial Statements — continued

11  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At July 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$46,906,222	$—	$46,906,222
Foreign Corporate Bonds	—	9,073,480	—	9,073,480
Sovereign Loans (Less Unfunded Loan Commitments)	—	4,789,597	—	4,789,597
Short-Term Investments —
Foreign Government Securities	—	26,311,472	—	26,311,472
U.S. Treasury Obligations	—	12,480,061	—	12,480,061
Other	—	14,969,048	—	14,969,048

Total Investments	$—	$114,529,880	$—	$114,529,880

Forward Foreign Currency Exchange Contracts	$—	$1,416,889	$—	$1,416,889
Futures Contracts	41	—	—	41
Swap Contracts	—	455,134	—	455,134

Total	$41	$116,401,903	$—	$116,401,944

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,670,955)	$—	$(1,670,955)
Futures Contracts	(252)	—	—	(252)
Swap Contracts	—	(929,789)	—	(929,789)

Total	$(252)	$(2,600,744)	$—	$(2,600,996)

At July 31, 2018, there were no investments transferred between Level 1 and Level 2 during the year then ended.

35

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Report of Independent Registered Public Accounting Firm

To the Directors of Eaton Vance Series Fund, Inc. and Shareholders of Eaton Vance Emerging Markets Debt Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Series Fund, Inc.), including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and sovereign loans owned as of July 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 18, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

36

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

37

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

38

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in investing in securities, derivatives and other instruments to establish long and short investment exposures to emerging markets, and investing in derivatives to establish short investment exposure to the euro. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

39

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data for the one- and three-year period ended September 30, 2017 for the Fund. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark and blended benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

40

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Management and Organization

Fund Management.  The Directors of Eaton Vance Series Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Director oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Director and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Corporation	Director Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director

Thomas E. Faust Jr. 1958	Director	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Corporation.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Directors

Mark R. Fetting 1954	Director	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None

Cynthia E. Frost 1961	Director	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Director	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Director	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

41

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Director Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)

William H. Park 1947	Chairperson of the Board and Director	2016 (Chairperson); 2003 (Director)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Director	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Susan J. Sutherland 1957	Director	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Director	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Director	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None

Name and Year of Birth	Position(s) with the Corporation	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

42

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Director for a fund in the Eaton Vance family of funds. Each Director has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

43

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7012    7.31.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) is the only series of Eaton Vance Series Fund, Inc. (the “Corporation”), a Maryland corporation. The Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended July 31, 2017 and July 31, 2018 by D&T for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Emerging Markets Debt Opportunities Fund

Fiscal Years Ended	7/31/17	7/31/18
Audit Fees	$90,320	$96,470
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,560	$20,840
All Other Fees(3)	$0	$0

Total	$106,880	$117,310

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by D&T for the Fund’s fiscal years ended July 31, 2017 and July 31, 2018; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the Series.

Fiscal Years Ended	7/31/17	7/31/18
Registrant	$16,560	$20,840
Eaton Vance(1)	$148,018	$51,855

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund,

are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Fund, Inc.

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	September 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	September 24, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	September 24, 2018